EXHIBIT 99.1

SUPPLEMENTAL INFORMATION

      Except as otherwise indicated herein or as the context may otherwise require, (i) the words “we,” “our,” “ours,” “us” and “URS” refer to URS Corporation and its subsidiaries, (ii) “EG&G businesses” refers collectively to Carlyle-EG&G Holdings Corp., Lear Siegler Services, Inc. and their respective subsidiaries, (iii) “EG&G Technical Services” refers to Carlyle-EG&G Holdings Corp. and its subsidiaries, (iv) “Lear Siegler” refers to Lear Siegler Services, Inc. and its subsidiaries, (v) “EG&G acquisition” refers to our acquisition of the EG&G businesses pursuant to the merger agreement dated July 16, 2002, and (vi) pro forma financial data and information contained herein give effect to the EG&G acquisition and the related financing.

FORWARD LOOKING INFORMATION

      The following unaudited pro forma combined financial information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Exhibit 99.1, other than statements of historical fact, are forward-looking statements, including, without limitation, the statements describing the assumptions and estimates underlying the unaudited pro forma combined financial information. We have based these forward-looking statements on our beliefs and assumptions as well as information currently available to us. Forward-looking statements involve known and unknown risks and uncertainties that may cause our results, levels of activity, performance or achievements or those of our industry to be materially different from those expressed in or implied by the forward-looking statements. These risks and uncertainties include: our highly leveraged position, general volatility in the capital markets and the market for debt securities, our ability to meet conditions to the closing of the proposed acquisitions, our future operating and financial performance, our ability to successfully integrate the EG&G businesses and achieve anticipated cost savings and other benefits from the EG&G acquisition and other factors discussed more fully under the caption “Risk Factors” in Exhibit 99.2 to our Current Report on Form 8-K filed on August 2, 2002. We do not intend to update this Exhibit 99.1, and assume no obligation and expressly disclaim any duty to update or revise any information contained herein.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

      The following unaudited pro forma combined financial information is based on the historical financial statements of URS and the respective historical financial statements of the EG&G businesses. The unaudited pro forma combined balance sheet as of April 30, 2002 gives effect to the EG&G acquisition and the related financing as if they had occurred on April 30, 2002. The unaudited pro forma combined statements of operations for the six months ended April 30, 2002, the twelve months ended April 30, 2002, and the year ended October 31, 2001 give effect to the EG&G acquisition and the related financing as if they had occurred on November 1, 2000.

      Our fiscal year ends on October 31, EG&G Technical Services’ fiscal year ends on the closest Friday to December 31 and Lear Siegler’s fiscal year ends on December 31. To present comparable data for us and for the EG&G businesses, the unaudited pro forma combined balance sheet as of April 30, 2002 includes historical data for us as of April 30, 2002 and unaudited historical data for the EG&G businesses as of June 30, 2002. The unaudited pro forma combined statement of operations for the (i) six months ended April 30, 2002 includes unaudited historical data for us for the six months ended April 30, 2002 and unaudited historical data for the EG&G businesses for the six months ended June 30, 2002, (ii) twelve months ended April 30, 2002 includes unaudited historical data for us for the twelve months ended April 30, 2002 and unaudited historical data for the EG&G businesses for the twelve months ended June 30, 2002, and (iii) the year ended October 31, 2001 includes historical data for us for the year ended October 31, 2001, historical data for EG&G Technical Services for the year ended December 28, 2001 and historical data for Lear Siegler for the year ended December 31, 2001.

      The unaudited pro forma combined financial information is presented for informational purposes only and does not purport to represent what our results of operations or financial position would actually have been had the EG&G acquisition and the related financing in fact occurred on the dates specified, nor do they purport to project our results of operations or financial position for any future period or at any future date. All pro forma adjustments are based upon preliminary estimates and assumptions and are subject to revision upon completion of the EG&G acquisition.

      We have included unaudited pro forma combined financial information for the twelve months ended April 30, 2002 because it provides current annual information for analysis of the EG&G acquisition. The unaudited pro forma combined financial information should be read in conjunction with other information contained in our Current Report on Form 8-K filed on August 2, 2002 and our Annual Report on Form 10-K for the year ended October 31, 2002.

Unaudited Pro Forma Combined Balance Sheet

As of April 30, 2002
(in thousands)

	As of					As of
	April 30,					April 30,
	2002	As of June 30, 2002				2002

		EG&G
		Technical	Lear
	URS	Services	Siegler	Adjustments		Pro Forma

Assets

Current assets:

Cash and cash equivalents	$25,077	$2,348	$2,219	$(15,000	)(a)	$14,644

Accounts receivable, net	449,924	28,016	40,535	—		518,475

Costs and accrued earnings in excess of billings on contracts in process, net	246,592	49,627	19,522	—		315,741

Prepaid expenses and other	32,707	4,588	6,893	(1,590	)(b)	42,598

Total current assets	754,300	84,579	69,169	(16,590)		891,458

Property and equipment, net	143,297	4,172	3,794	—		151,263

Goodwill, net	501,086	179,904	54,963	(234,867	)(c)	940,810
				439,724	(c)

Other assets	42,118	19,916	14,430	29,897	(d)	95,517
				(10,844	)(b)

Total assets	$1,440,801	$288,571	$142,356	$207,320		$2,079,048

Liabilities and Stockholders’ Equity

Current liabilities:

Current portion of long-term debt	$60,456	$10,267	$500	$(56,276	)(e)	$81,701
				66,754	(f)

Accounts payable	105,029	22,346	19,282	(4,974	)(b)	141,683

Accrued expenses and other	70,605	33,805	48,134	—		152,544

Billings in excess of costs and accrued earnings on contracts in process	86,568	—	—	—		86,568

Total current liabilities	322,658	66,418	67,916	5,504		462,496

Long-term debt	560,406	107,827	37,120	(462,375	)(e)	897,258
				654,280	(f)

Deferred compensation and other	74,190	6,385	—	—		80,575

Total liabilities	957,254	180,630	105,036	197,409		1,440,329

Convertible preferred stock:

Series B preferred stock(g)	124,951	—	—	—		124,951

Series D preferred stock	—	—	—	51,091	(h)	51,091

Total convertible preferred stock	124,951	—	—	51,091		176,042

Stockholders’ equity:

Common stock	188	—	36	50	(i)	238
				(36	)(j)

Treasury stock	(287)	—	—	—		(287)

Additional paid-in capital	168,472	102,112	36,327	111,491	(i)	279,963
				(138,439	)(j)

Other comprehensive income (loss)	(6,391)	(181)	—	181	(j)	(6,391)

Retained earnings	196,614	6,010	957	(6,967	)(j)	189,154
				(7,460	)(b)	—

Total stockholders’ equity	358,596	107,941	37,320	(41,180)		462,677

Total liabilities and stockholders’ equity	$1,440,801	$288,571	$142,356	$207,320		$2,079,048

See Notes to Unaudited Pro Forma Combined Balance Sheet

Notes to Unaudited Pro Forma Combined Balance Sheet

(in thousands, except share data)

(a)	Reflects sources of cash as part of the financing related to the EG&G acquisition.

(b)	Reflects the write-off of debt issuance costs related to the extinguishment of debt in connection with the financing related to the EG&G acquisition.

Current capitalized debt issuance costs	$1,590

Long-term capitalized debt issuance costs	10,844

12,434

Tax effect of the write-off at an assumed statutory rate of 40%	(4,974)

$7,460

(c)	Reflects the elimination of EG&G Technical Services’ and Lear Siegler’s historical goodwill and the aggregate goodwill created by the EG&G acquisition.

Purchase price	$494,132

Acquisition costs (net of financing fees)	11,700

505,832

Less: net assets acquired	(66,108)

Excess of acquisition cost over net assets acquired	$439,724

We believe that the amounts for tangible assets and liabilities reflected on EG&G Technical Services’ and Lear Siegler’s consolidated statement of financial position approximate the fair market values of such assets and liabilities and, accordingly, such amounts have not been adjusted in the accompanying pro forma financial information. We are recording the effect of the EG&G acquisition based on our preliminary allocation of the purchase price and our final allocation of the purchase price will be determined when all necessary information becomes available. As part of the adoption of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”, we regularly evaluate whether events and circumstances have occurred that indicate a possible impairment of goodwill.

Our estimate of the purchase price consists of $331,500 of cash and the issuance of our common stock and our series D preferred stock valued at $111,541 and $51,091, respectively. Under the merger agreement, the series D preferred stock includes a variable liquidation preference which will be calculated at closing and depends upon the average closing price of our common stock for the 20 trading days preceding the closing date. However, as a result of voting agreements signed in connection with the EG&G acquisition and the escalating dividend rate associated with the series D preferred stock, our estimate of the purchase price, specifically the valuation of the series D preferred stock, assumes that all of the shares of series D preferred stock have been converted into shares of our common stock. The shares of series D preferred stock have been valued on an as-converted basis at the average closing price of our common stock for the three trading days ended August 14, 2002, the most recent practicable date for which the necessary data was available. The average closing stock price of our common stock for the three and 20 trading days ended on August 14, 2002 was $22.50 and $21.68, respectively.

We believe that our estimate and underlying assumptions provide our best estimates of the purchase price at August 14, 2002, but the actual purchase price at closing is likely to differ. Based on the terms of the merger agreement, the number of shares of common stock that could be issued upon conversion may range from 1.3 million to 2.7 million shares. We do not believe a sensitivity analysis in respect of the valuation of the series D preferred stock would be useful to investors given the large number of variables upon which such valuation depends.

(d)	Reflects capitalized debt financing fees and expenses aggregating $29,897.

(e)	Reflects the repayment of our debt and that of EG&G Technical Services and Lear Siegler as part of the financing related to the EG&G acquisition.

		EG&G
		Technical	Lear
	URS	Services	Siegler	Total

Current	$45,509	$10,267	$500	$56,276

Non-current	317,428	107,827	37,120	462,375

	$362,937	$118,094	$37,620	$518,651

(f)	Reflects debt incurred as part of the financing related to the EG&G acquisition.

Notes	$195,280

New senior secured credit facility:

Revolving credit facility	50,754

Term loan A	125,000

Term loan B	350,000

Total new debt	721,034

Less: current portion	(66,754)

Non-current portion	$654,280

We expect to have generated sufficient cash flow between April 30, 2002 and the closing to consummate the EG&G acquisition without incurring any borrowings under the revolving credit facility. Accordingly, we expect the revolving credit facility to be undrawn at closing. Amounts outstanding under letters of credit will reduce our availability thereunder. Amount of Notes is net of original issue discount of $4.7 million

(g)	Represents the aggregate liquidation preference of the 46,083 shares of series B preferred stock outstanding as of April 30, 2002. On June 9, 2002, we exercised our right to convert all of the outstanding series B preferred stock into 5,845,104 shares of our common stock.

(h)	Represents the estimated fair market value of the 100,000 shares of series D preferred stock to be issued in connection with the EG&G acquisition. See footnote (c).

(i)	Represents the estimated fair market value of the 4,957,359 shares of common stock to be issued in connection with the EG&G acquisition based on the average closing price of our common stock for the three trading days ended on August 14, 2002.

(j)	Reflects the elimination of EG&G Technical Services’ and Lear Siegler’s historical equity.

Unaudited Pro Forma Combined Statement of Operations

Six Months Ended April 30, 2002
(in thousands, except per share data)

	Six Months	Six Months				Six Months
	Ended	Ended				Ended
	April 30,	June 30,				April 30,
	2002	2002				2002

		EG&G
		Technical	Lear
	URS	Services	Siegler	Adjustments		Pro Forma

Revenues	$1,107,408	$259,248	$190,511	$—		$1,557,167

Expenses:

Direct operating	663,508	228,287	179,021	—		1,070,816

Indirect, general and administrative	353,368	15,784	7,846	—		376,998

Depreciation	15,252	608	509	—		16,369

Amortization of goodwill	—	—	—	—		—

Interest expense, net	24,938	4,482	1,249	12,433	(b)	43,102

Total expenses	1,057,066	249,161	188,625	12,433		1,507,285

Income before taxes and preferred stock dividend	50,342	10,087	1,886	(12,433)		49,882

Income tax expense (benefit)	20,140	4,063	735	(4,973	)(c)	19,965

Net income	30,202	6,024	1,151	(7,460)		29,917

Preferred stock dividend	4,884	—	—	—	(d)	4,884

Net income (loss) available for common stockholders	$25,318	$6,024	$1,151	$(7,460)		$25,033

Net income per common share:

Basic	$1.37					$0.97 (e)

Diluted	$1.16					$0.90 (e)

Weighted average shares outstanding:

Basic	18,482					25,711

Diluted	25,895					33,123

See Notes to Unaudited Pro Forma Combined Statement of Operations

Unaudited Pro Forma Combined Statement of Operations

Twelve Months Ended April 30, 2002
(in thousands, except per share data)

	Twelve	Twelve				Twelve
	Months	Months				Months
	Ended	Ended				Ended
	April 30,	June 30,				April 30,
	2002	2002				2002

		EG&G
		Technical	Lear
	URS	Services	Siegler	Adjustments		Pro Forma

Revenues	$2,365,138	$546,285	$367,378	$—		$3,278,801

Expenses:

Direct operating	1,432,066	485,875	352,413	—		2,270,354

Indirect, general and administrative	726,064	31,273	12,687	—		770,024

Depreciation	29,293	1,320	902	—		31,515

Amortization of goodwill	7,825	5,090	2,565	(7,655	)(a)	7,825

Interest expense, net	56,002	9,626	3,759	16,816	(b)	86,203

Total expenses	2,251,250	533,184	372,326	9,161		3,165,921

Income (loss) before taxes and preferred stock dividend	113,888	13,101	(4,948)	(9,161)		112,880

Income tax expense (benefit)	48,170	5,327	(1,499)	(3,664	)(c)	48,334

Net income (loss)	65,718	7,774	(3,449)	(5,497)		64,546

Preferred stock dividend	9,664	—	—	—	(d)	9,664

Net income (loss) available for common stockholders	$56,054	$7,774	$(3,449)	$(5,497)		$54,882

Net income per common share:

Basic	$3.03					$2.13 (c)

Diluted	$2.56					$1.96 (c)

Weighted average shares outstanding:

Basic	18,482					25,711

Diluted	25,698					32,926

See Notes to Unaudited Pro Forma Combined Statement of Operations

Unaudited Pro Forma Combined Statement of Operations

Year Ended October 31, 2001
(in thousands, except per share data)

	Year Ended	Year Ended	Year Ended			Year Ended
	October 31,	December 28,	December 31,			October 31,
	2001	2001	2001			2001

		EG&G
		Technical	Lear
	URS	Services	Siegler	Adjustments		Pro Forma

Revenues	$2,319,350	$542,530	$335,024	$—		$3,196,904

Expenses:

Direct operating	1,393,818	481,422	319,615	—		2,194,855

Indirect, general and administrative	713,648	32,614	11,843	—		758,105

Depreciation	26,526	1,364	646	—		28,536

Amortization of goodwill	15,617	10,181	5,129	(15,310	)(a)	15,617

Interest expense, net	65,589	12,413	4,585	3,616	(b)	86,203

Total expenses	2,215,198	537,994	341,818	(11,694)		3,083,316

Income (loss) before taxes and preferred stock dividend	104,152	4,536	(6,794)	11,694		113,588

Income tax expense (benefit)	46,300	1,900	(1,883)	4,678	(c)	50,995

Net income (loss)	57,852	2,636	(4,911)	7,016		62,593

Preferred stock dividend	9,229	—	—	—	(d)	9,229

Net income (loss) available for common stockholders	$48,623	$2,636	$(4,911)	$7,016		$53,364

Net income per common share:

Basic	$2.79					$2.16 (e)

Diluted	$2.41					$2.01 (e)

Weighted average shares outstanding:

Basic	17,444					24,672

Diluted	23,962					31,190

See Notes to Unaudited Pro Forma Combined Statement of Operations

Notes to Unaudited Pro Forma Combined Statements of Operations

(in thousands)

(a)	Reflects the elimination of goodwill amortization previously recorded by EG&G Technical Services and Lear Siegler.

	Six Months	Twelve Months	Year
	Ended	Ended	Ended
	June 30,	June 30,	December 31,
	2002	2002	2001

Elimination of EG&G Technical Services’ goodwill amortization expense	$—	$(5,090)	$(10,181)

Elimination of Lear Siegler’s goodwill amortization expense	—	(2,565)	(5,129)

	$—	$(7,655)	$(15,310)

(b)	Reflects estimated incremental interest expense associated with debt incurred as part of the financing related to the EG&G acquisition and estimated amortization of debt financing costs.

	Six Months	Twelve Months	Year
	Ended	Ended	Ended
	April 30,	April 30,	October 31,
	2002	2002	2001

Interest expense calculated based on current rates	$43,102	$86,203	$86,203

Less: Historical interest expense — URS	(24,938)	(56,002)	(65,589)

Less: Historical interest expense — EG&G Technical Services	(4,482)	(9,626)	(12,413)

Less: Historical interest expense — Lear Siegler	(1,249)	(3,759)	(4,585)

Adjustment — increase in interest expense	$12,433	$16,816	$3,616

			Variable	Variable	Variable
			Interest	Interest at	Interest
			Range	Current/	Range
	Actual		125 basis	Actual	125 basis
Debt Instrument	Rate	Amount	points below	Rate	points above

Existing debt to remain outstanding:

Interest expense	—	—	$28,564	$28,564	$28,564

New debt:

Notes	12.00%	$195,280	23,434	23,434	23,434

New senior secured credit facility:

Revolving credit facility	6.75%	50,754	3,764	4,399	5,033

Term loan A	4.88%	125,000	4,531	6,094	7,656

Term loan B	5.38%	350,000	14,437	18,812	23,187

Amortization of debt financing costs	—	—	4,900	4,900	4,900

Annual interest expense	—	—	$79,630	$86,203	$92,774

Semi-annual interest expense	—	—	$39,815	$43,102	$46,387

We expect to have generated sufficient cash flow between April 30, 2002 and the closing to consummate the EG&G acquisition without incurring any borrowings under the revolving credit facility. Accordingly, we expect the full amount of the revolving credit facility to be undrawn at closing. Amounts outstanding under letters of credit will reduce our availability thereunder. Amounts for the interest expense of existing debt to remain outstanding include $2,063 of amortization of debt financing costs. Amount of the Notes is net of original issue discount of $4.7 million.

(c)	Reflects the tax effect of all adjustments at an assumed statutory tax rate of 40.0%.

(d)	No adjustments were made to accrue preferred stock dividends on our series D preferred stock in the event that our series D preferred stock is not converted into common stock within 180 days of the closing of the EG&G acquisition.

(e)	Basic net income per share is computed by dividing net income available to common stockholders by the weighted average number of shares of common stock outstanding for the period and assuming the issuance of shares of common stock in connection with the EG&G acquisition occurred at the beginning of the period presented. Diluted net income per share is computed assuming conversion or exercise of all convertible securities, option and warrants. Both basic and diluted net income per share calculations assume the series D preferred stock has been converted at the beginning of the period presented into shares of common stock based on the estimated liquidation preference at August 14, 2002.